                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                 NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
                  NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
                     NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
                 NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
                 NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
                  NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.
                   NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
                   NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.
                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                            TELEPHONE (312) 917-7700
                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                                 JULY 26, 1995

                                                                   June 16, 1995

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

  Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc. and Nuveen Quality Income Municipal Fund, Inc., each a Minnesota corporation (individually, a "Fund" and, collectively, the "Funds"), will be held in the 6th floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, July 26, 1995, at 10:30 a.m., Chicago time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

    1. To elect directors to the Board of each Fund as outlined below:
     a. For each Fund except Nuveen Premium Income Municipal Fund, Inc., to elect four (4) directors to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.
     b. For Nuveen Premium Income Municipal Fund, Inc., to elect five
       (5) directors to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

    2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1995.

    3. To transact such other business as may properly come before the Annual Meeting.

MATTER TO BE VOTED ON BY EACH FUND'S HOLDERS OF REMARKETED PREFERRED STOCK, MONEY MARKET CUMULATIVE PREFERRED STOCK OR MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK ONLY:

    To elect two (2) directors to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

  Shareholders of record of each Fund at the close of business on May 31, 1995 are entitled to notice of and to vote at that Fund's Annual Meeting.

  IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       James J. Wesolowski
                                            Secretary

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
                  NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
                     NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
                 NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
                 NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
                  NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.
                   NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
                   NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.

                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                            TELEPHONE (312) 917-7700

                             JOINT PROXY STATEMENT

                                                                   June 16, 1995

                              GENERAL INFORMATION

  This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors of each of Nuveen Premium Income Municipal Fund, Inc. ("Premium Income"), Nuveen Performance Plus Municipal Fund, Inc. ("Performance Plus"), Nuveen Municipal Advantage Fund, Inc. ("Municipal Advantage"), Nuveen Municipal Market Opportunity Fund, Inc. ("Municipal Market Opportunity"), Nuveen Investment Quality Municipal Fund, Inc. ("Investment Quality"), Nuveen Insured Quality Municipal Fund, Inc. ("Insured Quality"), Nuveen Select Quality Municipal Fund, Inc ("Select Quality") and Nuveen Quality Income Municipal Fund, Inc. ("Quality Income") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on July 26, 1995 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $20,000. Annual reports were sent to shareholders of record of each Fund following each Fund's fiscal year end. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND SEMI-ANNUAL REPORT (WHICH WILL SOON BE AVAILABLE) UPON REQUEST. SUCH WRITTEN OR ORAL REQUESTS SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787.

  On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the four nominees for director (or five nominees in the case of Premium Income) to be elected by all shareholders and the two nominees for director to be elected by holders of Remarketed Preferred Stock, in the case of Premium Income, Money Market Cumulative Preferred Stock, in the case of Performance Plus, or Municipal Auction Rate Cumulative Preferred Stock ("MuniPreferred(R)") in the case of the other Funds (for convenience, shares of Premium Income's Remarketed Preferred Stock and shares of Performance Plus' Money Market Cumulative Preferred Stock shall also be referred to in this Joint Proxy Statement as shares of MuniPreferred), as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

  The Board of Directors of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

  The following table indicates which shareholders are solicited with respect to each matter:

                                                   COMMON
                    MATTER                         STOCK              MUNIPREFERRED
- -----------------------------------------------------------------------------------
  Election of Directors by all Shareholders
    (Ms. Impellizzeri and Messrs. Franke,
    Brown and Sawers nominated for each
    Fund; for Premium Income, Mr. Hoyle also
    nominated)                                      X                       X
- -----------------------------------------------------------------------------------
  Election of Directors by MuniPreferred
    only
    (Mrs. Rosenheim and Mr. Schwertfeger
    nominated)                                                              X
- -----------------------------------------------------------------------------------
  Ratify Selection of Auditors                      X                       X


  A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for each Fund except Premium Income the election of the two nominees to be elected by holders of MuniPreferred, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

  For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-votes will be treated as shares voted against the election of directors and against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

  As of May 31, 1995, there were issued and outstanding: 63,785,431 shares of Common Stock and 700 shares of each series of MuniPreferred, Series A, B, C, D and E, of Premium Income; 58,456,422 shares of Common Stock and 4,000 shares of each series of MuniPreferred, Series M, T, W and F, of Performance Plus; 42,021,469 shares of Common Stock and 3,000 shares of each series of MuniPreferred, Series M, T, W and F, of Municipal Advantage; 44,762,071 shares of Common Stock and 4,000 shares of each series of MuniPreferred, Series M, T and F, of Municipal Market Opportunity; 35,404,502 shares of Common Stock and 2,500 shares of each series of MuniPreferred, Series M, T, W and F, of Investment Quality; 37,339,555 shares of Common Stock and 2,600 shares of each series of MuniPreferred, Series M, T, W and F, of Insured Quality; 33,350,630 shares of Common Stock and 2,000 shares of each series of MuniPreferred, Series M, T, W and F of Select Quality; and 53,077,819 shares of Common Stock, 3,000 shares of each series of MuniPreferred, Series M, T, W, and F and 4,000 shares of MuniPreferred, Series TH, of Quality Income. Those persons who were shareholders of record at the close of business on May 31, 1995 will be entitled to one vote for each share held.

  This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about June 16, 1995.

                     1. ELECTION OF DIRECTORS OF EACH FUND

  At each Fund's Annual Meeting, six (6) directors, except in the case of Premium Income in which case seven (7) directors, are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's Articles of Incorporation, as amended, under normal circumstances holders of MuniPreferred are entitled to elect two (2) directors, and the remaining directors are to be elected by holders of Common Stock and MuniPreferred, voting together as a single class. The members of the Board of Directors and the nominees for election to the Board are the same for each Fund, except that Royce A. Hoyle is a member of the Board of Directors and a nominee for election to the Board of Premium Income only. Table I below shows the nominees for director of each Fund to be elected by holders of Common Stock and MuniPreferred, voting together as a single class. Table II below shows the nominees for director of each Fund to be elected by holders of MuniPreferred only. The affirmative vote of a majority of the shares present and entitled to vote at each Fund's Annual Meeting will be required to elect the directors of that Fund.

  It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a director of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board of Directors.

  Tables I and II below show each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a director of each Fund and the number of shares of Common Stock of the Funds and of all funds managed by Nuveen Advisory Corp. (excluding money market funds) which each nominee beneficially owned as of May 15, 1995. All of the nominees, except Royce A. Hoyle, were last elected to the Board of Directors at the 1994 annual meeting of shareholders. Mr. Hoyle was appointed a director of Premium Income in October 1994 and will be standing for election by that Fund's shareholders for the first time at the Annual Meeting. Mr. Hoyle was formerly a director of Premium Income.

  The members of the Board of Directors mourn the recent passing of John E. O'Toole, a director since 1989. There is currently a vacancy on the Board of each Fund. The Funds' nominating committees are considering candidates for the vacancy and will report to the full Board later this summer.

                                    TABLE I
               NOMINEES FOR DIRECTOR FOR EACH FUND TO BE ELECTED
                              BY ALL SHAREHOLDERS

                                                          FULL SHARES OF
                                                           COMMON STOCK
                                                        BENEFICIALLY OWNED
                                                           MAY 15, 1995
                                                        ------------------
    NAME, AGE AND PRINCIPAL                                         ALL
 OCCUPATIONS OF NOMINEES AS OF    YEAR FIRST ELECTED      THE     NUVEEN
        MAY 15, 1995(1)         OR APPOINTED A DIRECTOR FUNDS(2) FUNDS(3)
 -----------------------------  ----------------------- -------- --------
 *Richard J. Franke (63)        1988--Premium Income     7,833    20,625
   Chairman of the Board and    1989--Performance Plus,
   Director of the Funds, The   Municipal Advantage
   John Nuveen Company (since   1990--Municipal Market
   March 1992), John Nuveen &   Opportunity,
   Co. Incorporated, Nuveen     Investment Quality,
   Advisory Corp. and Nuveen    Insured Quality
   Institutional Advisory       1991--Select Quality,
   Corp.; formerly, Chairman    Quality Income
   of the Board and Board
   Member of the Nuveen Funds
   advised by Nuveen
   Institutional Advisory
   Corp. (from inception to
   August 1994); Certified
   Financial Planner.
 Lawrence H. Brown (60)         1993--All Funds            704     3,445
   Director of the Funds;
   retired in August 1989 as
   Senior Vice President of
   The Northern Trust Company.
 Anne E. Impellizzeri (62)      1994--All Funds              0     2,000
   Director of the Funds;
   President and Chief
   Executive Officer of
   Blanton-Peale, Institutes
   of Religion and Health
   (since December 1990);
   prior thereto, Vice
   President of New York City
   Partnership (from 1987 to
   1990) and Vice President of
   Metropolitan Life Insurance
   Company (from 1980 to
   1987).
 Peter R. Sawers (62)           1991--All Funds          2,349     7,825
   Director of the Funds;
   Adjunct Professor of
   Business and Economics,
   University of Dubuque, Iowa
   (since January 1991);
   Adjunct Professor, Lake
   Forest Graduate School of
   Management, Lake Forest,
   Illinois (since January
   1992); prior thereto,
   Executive Director, Towers
   Perrin Australia
   (management consultant);
   Chartered Financial
   Analyst; Certified
   Management Consultant.

                    NOMINEE FOR DIRECTOR FOR PREMIUM INCOME
                       TO BE ELECTED BY ALL SHAREHOLDERS

                                                      FULL SHARES OF
                                                       COMMON STOCK
                                                       BENEFICIALLY
                                                       OWNED MAY 15,
                                                           1995
                                                     -----------------
    NAME, AGE AND PRINCIPAL                                     ALL
 OCCUPATIONS OF NOMINEE AS OF        YEAR FIRST        THE     NUVEEN
        MAY 15, 1995(1)         APPOINTED A DIRECTOR FUNDS(2) FUNDS(3)
 ----------------------------   -------------------- -------- --------
 Royce A. Hoyle (73)            1994--Premium Income   376     3,715
   Director (since October            only
   1994) of Nuveen Municipal
   Value Fund, Inc. and Nuveen
   Premium Income Municipal
   Fund, Inc.; previously a
   Board Member of the Nuveen
   Funds advised by Nuveen
   Advisory Corp. (from April
   1985 to February 1992);
   prior to January 1987, a
   Vice President of Duff &
   Phelps, Inc. (investment
   research and financial
   analysis) and thereafter
   (to January 1992) a
   consultant.

                                    TABLE II
               NOMINEES FOR DIRECTOR FOR EACH FUND TO BE ELECTED
                          BY HOLDERS OF MUNIPREFERRED

                                                              FULL COMMON
                                                                SHARES
                                                             BENEFICIALLY
                                                             OWNED MAY 15,
                                                                 1995
                                                           -----------------
    NAME, AGE AND PRINCIPAL                                           ALL
 OCCUPATIONS OF NOMINEES AS OF      YEAR FIRST ELECTED       THE     NUVEEN
        MAY 15, 1995(1)           OR APPOINTED A DIRECTOR  FUNDS(2) FUNDS(3)
 -----------------------------    -----------------------  -------- --------
 Margaret K. Rosenheim (68)      1988--Premium Income          655    5,015
   Director of the Funds;        1989--Performance Plus,
   Helen Ross Professor of       Municipal Advantage,
   Social Welfare Policy,        Municipal Market
   School of Social Service      Opportunity
   Administration, University    1990--Investment Quality,
   of Chicago.                   Insured Quality
                                 1991--Select Quality,
                                 Quality Income
 *Timothy R. Schwertfeger (46)   1994--All Funds            10,644   88,620
   President and Director of
   the Funds (since July
   1994); Executive Vice
   President and Director of
   The John Nuveen Company
   (since March 1992) and John
   Nuveen & Co. Incorporated;
   Director of Nuveen Advisory
   Corp. (since October 1992)
   and Nuveen Institutional
   Advisory Corp. (since
   October 1992).

- -----------
  (*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

  (1) The director nominees of the Funds, except Royce A. Hoyle, are directors or trustees, as the case may be, of 21 Nuveen open-end funds and 55 Nuveen closed-end funds. Mr. Hoyle is a director of Premium Income and Nuveen Municipal Value Fund, Inc.

  (2) No director nominee beneficially owned as much as 1% of any Fund's outstanding Common Stock or beneficially owned any shares of MuniPreferred of any of the Funds except that Timothy R. Schwertfeger holds jointly with his wife 4 shares of MuniPreferred of Performance Plus and 2 shares of MuniPreferred of Quality Income. The shares shown in this column include the following:

                                                        MUNICIPAL
                         PREMIUM PERFORMANCE MUNICIPAL   MARKET    INVESTMENT INSURED SELECT  QUALITY
                         INCOME     PLUS     ADVANTAGE OPPORTUNITY  QUALITY   QUALITY QUALITY INCOME
                         ------- ----------- --------- ----------- ---------- ------- ------- -------
Richard J. Franke         1,333     1,000      1,000      1,000       500      1,000   1,000   1,000
Lawrence H. Brown            --        --         --         --        --         --      --     704
Anne E. Impellizzeri         --        --         --         --        --         --      --      --
Royce A. Hoyle              376        --         --         --        --         --      --      --
Peter R. Sawers              --        --      1,180         --        --      1,169      --      --
Margaret K. Rosenheim       655        --         --         --        --         --      --      --
Timothy R. Schwertfeger   5,644        --         --      5,000        --         --      --      --

  The above persons have sole voting power and sole investment power as to the shares of Common Stock listed.
  (3) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in all of the funds managed by Nuveen Advisory Corp. and referred to in note (1) above (excluding money market funds).

  The directors affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Directors who are not affiliated with Nuveen or the Adviser receive a $45,000 annual retainer for serving as a director or trustee, as the case may be, of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes, except for the annual retainer, fees and expenses paid to Mr. Hoyle, which are allocated between Premium Income and Nuveen Municipal Value Fund, Inc. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a director of that Fund may elect to have all or a portion of the director's fee deferred. Directors may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the director wishes to begin deferral.

  The tables below show, for each director who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by each Fund for its fiscal year ended October 31, 1994 and the total compensation that Nuveen funds accrued for each director during the calendar year 1994, including any interest accrued for directors on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings rate, computed on a quarterly basis, on the shares of such Nuveen fund.

NAME OF DIRECTOR           AGGREGATE COMPENSATION FROM THE FUNDS
- ----------------         --------------------------------------------
                                                           MUNICIPAL
                         PREMIUM    PERFORMANCE MUNICIPAL   MARKET
                         INCOME        PLUS     ADVANTAGE OPPORTUNITY
                         -------    ----------- --------- -----------
Lawrence H. Brown        $1,865        1,678      1,285      1,344
Anne E. Impellizzeri(1)  $1,129          880        672        702
Margaret K. Rosenheim    $2,285(2)     2,115(3)   1,434      1,502
Peter R. Sawers          $1,508        1,719      1,315      1,377
Royce A. Hoyle(4)        $  949(5)        --         --         --

                                                               TOTAL
                                                            COMPENSATION
                                                            NUVEEN FUNDS
                          AGGREGATE COMPENSATION FROM THE   ACCRUED FOR
NAME OF DIRECTOR                       FUNDS                DIRECTORS(6)
- ----------------         ---------------------------------- ------------
                         INVESTMENT INSURED SELECT  QUALITY
                          QUALITY   QUALITY QUALITY INCOME
                         ---------- ------- ------- -------
Lawrence H. Brown          $1,107    1,159   1,039   1,602     56,500
Anne E. Impellizzeri(1)    $  579      604     540     835     48,750
Margaret K. Rosenheim      $1,234    1,292   1,156   1,794     64,404(7)
Peter R. Sawers            $1,134    1,187   1,064   1,642     56,000
Royce A. Hoyle(4)          $   --       --      --      --     16,153(8)

- -----------

  (1) Anne E. Impellizzeri was appointed a director in April 1994.

  (2) Includes $228 in interest accrued on deferred compensation from prior years.

  (3) Includes $236 in interest accrued on deferred compensation from prior years.

  (4) Mr. Hoyle was appointed a director of Premium Income in October 1994.

  (5) Includes $504 of interest accrued in prior years on deferred compensation from his previous directorship with Premium Income.

  (6) Includes, except for Mr. Hoyle, compensation for service on the boards of 55 Nuveen closed-end funds and 21 Nuveen open-ended funds. Also includes amounts for Nuveen funds that existed for part of the year, estimated as if they had existed for the entire year.

  (7) Includes $1,404 in interest accrued on deferred compensation from prior years.

  (8) Includes $3,516 in interest accrued on deferred compensation from his previous directorships.

  Richard J. Franke, Margaret K. Rosenheim and Timothy R. Schwertfeger serve as members of the executive committee of the Board of Directors of each Fund. The executive committee of each Fund, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors. The respective executive committees of Premium Income, Performance Plus, Insured Quality and Select Quality held fourteen meetings during the fiscal year ended October 31, 1994. The respective executive committees of Municipal Advantage, Municipal Market Opportunity, Investment Quality and Quality Income held thirteen meetings during the fiscal year ended October 31, 1994.

  Each Fund's Board of Directors has an audit committee composed of Lawrence
H. Brown, Anne E. Impellizzeri, Margaret K. Rosenheim and Peter R. Sawers, directors who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Directors. The respective audit committees of the Funds held two meetings during the fiscal year ended October 31, 1994.

  Nomination of those directors who are not "interested persons" of each Fund is committed to a nominating committee composed of the directors who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested directors. The nominating committees of each Fund, except Premium Income held two meetings during the fiscal year ended October 31, 1994. The nominating committee of Premium Income held three meetings during the fiscal year ended October 31, 1994. No policy or procedure has been established as to the recommendation of director nominees by shareholders.

  The Board of Directors of Premium Income held eleven meetings during the fiscal year ended October 31, 1994. The respective Boards of Directors of Performance Plus, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Insured Quality, Select Quality and Quality Income held six meetings during the fiscal year ended October 31, 1994. During the last fiscal year, each director attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof), except that Mr. Franke was unable to attend certain executive committee meetings held solely to declare dividends. His attendance at executive committee meetings only which he was scheduled to attend was less than 75%.

  Each Fund has the same executive officers. The following table sets forth information as of May 15, 1995 with respect to each executive officer of the Funds, other than executive officers who are directors and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the first meeting of the Board of Directors of each Fund after the Annual Meeting, which Board of Directors' meeting is presently scheduled to be held on July 26, 1995 for each Fund.

                               POSITIONS AND
          NAME           AGE OFFICES WITH FUNDS      PRINCIPAL OCCUPATIONS
          ----           --- ------------------      ---------------------
 Kathleen M. Flanagan     48 Vice President     Vice President of John Nuveen &
                             (since 1994)         Co. Incorporated.
 J. Thomas Futrell        39 Vice President     Vice President of Nuveen
                             (since 1991)         Advisory Corp. (since
                                                  February 1991); prior
                                                  thereto, Assistant Vice
                                                  President of Nuveen Advisory
                                                  Corp. (from August 1988 to
                                                  February 1991); Chartered
                                                  Financial Analyst.
 Steven J. Krupa          37 Vice President     Vice President of Nuveen
                             (since 1990)         Advisory Corp. (since October
                                                  1990); prior thereto, Vice
                                                  President of John Nuveen &
                                                  Co. Incorporated (from
                                                  January 1989 to October
                                                  1990).
 Anna R. Kucinskis        49 Vice President     Vice President of John Nuveen &
                             (since 1991)         Co. Incorporated.
 Larry W. Martin          43 Vice President     Vice President (since September
                             (since 1993) &       1992), Assistant Secretary
                             Assistant Secre-     and Assistant General Counsel
                             tary (since 1988)    of John Nuveen & Co.
                                                  Incorporated; Vice President
                                                  (since May 1993) and
                                                  Assistant Secretary of Nuveen
                                                  Advisory Corp.; Vice
                                                  President (since May 1993)
                                                  and Assistant Secretary
                                                  (since January 1992) of
                                                  Nuveen Institutional Advisory
                                                  Corp.; Assistant Secretary
                                                  (since February 1993) of The
                                                  John Nuveen Company; Director
                                                  of Nuveen, Duff & Phelps
                                                  Investment Advisors (since
                                                  January 1995).
 O. Walter Renfftlen      55 Vice President     Vice President and Controller
                             & Controller         of The John Nuveen Company
                             (since each Fund's   (since March 1992), John
                             organization)        Nuveen & Co. Incorporated,
                                                  Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory
                                                  Corp.
 Thomas C. Spalding, Jr.  43 Vice President     Vice President of Nuveen
                             (since each Fund's   Advisory Corp. and Nuveen
                             organization)        Institutional Advisory Corp.;
                                                  Chartered Financial Analyst.
 H. William Stabenow      60 Vice President     Vice President and Treasurer of
                             & Treasurer          The John Nuveen Company
                             (since each Fund's   (since March 1992), John
                             organization)        Nuveen & Co. Incorporated,
                                                  Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory
                                                  Corp. (since January 1992).

                            POSITIONS AND
         NAME         AGE OFFICES WITH FUNDS        PRINCIPAL OCCUPATIONS
         ----         --- ------------------        ---------------------
 George P. Thermos     63 Vice President     Vice President of John Nuveen &
                          (since each Fund's   Co. Incorporated.
                          organization)
 James J. Wesolowski   44 Vice President     Vice President, General Counsel
                          & Secretary          and Secretary of The John Nuveen
                          (since each Fund's   Company (since March 1992), John
                          organization)        Nuveen & Co. Incorporated,
                                               Nuveen Advisory Corp. and Nuveen
                                               Institutional Advisory Corp.
 Gifford R. Zimmerman  38 Vice President     Vice President (since September
                          (since 1993) &       1992), Assistant Secretary and
                          Assistant Secre-     Assistant General Counsel of
                          tary (since 1988)    John Nuveen & Co. Incorporated;
                                               Vice President (since May 1993)
                                               and Assistant Secretary of
                                               Nuveen Advisory Corp.; Vice
                                               President (since May 1993) and
                                               Assistant Secretary (since
                                               January 1992) of Nuveen
                                               Institutional Advisory Corp.

  On May 15, 1995, directors and executive officers of the Funds as a group beneficially owned the following Fund shares: Premium Income, 9,529 shares of Common Stock (less than 1%) and no shares of MuniPreferred; Performance Plus, 1,000 shares of Common Stock (less than 1%) and 4 shares of MuniPreferred; Municipal Advantage, 18,434 shares of Common Stock (less than 1%) and no shares of MuniPreferred; Municipal Market Opportunity, 7,283 shares of Common Stock (less than 1%) and no shares of MuniPreferred; Investment Quality, 500 shares of Common Stock (less than 1%) and no shares of MuniPreferred; Insured Quality, 6,169 shares of Common Stock (less than 1%) and no shares of MuniPreferred; Select Quality, 1,000 shares of Common Stock (less than 1%) and no shares of MuniPreferred; and Quality Income, 1,704 shares of Common Stock (less than 1%) and 8 shares of MuniPreferred. On May 15, 1995, directors and executive officers of the Funds as a group beneficially owned 204,005 common shares of all funds managed by the Adviser (excluding money market funds). As of May 15, 1995, no person is known to the Funds to have owned beneficially more than five percent of the shares of Common Stock or MuniPreferred of any Fund, except that Stein Roe & Farnham Incorporated, located at 1 South Wacker Drive, Chicago, Illinois 60606-4683 beneficially owns 280 shares (11.2%) of MuniPreferred, Series F of Investment Quality.

  Certain legal actions originally filed in January 1994 by Premium Income shareholders are pending in federal district court in Chicago against John Nuveen & Co. Incorporated, Nuveen Advisory Corp., and the directors of the Fund at the time of the Fund's January 1994 rights offering, alleging that the defendants violated federal and state laws and the Fund's articles of incorporation in connection with the rights offering. Fund shareholders have also filed actions against the Fund's former outside legal counsel and in-house counsel to John Nuveen & Co. Incorporated and Nuveen Advisory Corp. seeking unspecified damages and alleging, among other things, negligence and professional malpractice. The defendants have denied the allegations and are defending the suits. The Fund's Board of Directors has created a committee, comprised of outside directors who are not defendants in the suits, to investigate the claims being pursued in the Fund's name and to explore all options. The committee has substantially completed its investigation. Any conclusions the committee reaches will remain confidential until the court rules on certain motions now pending before it. While there can be no assurance as to the outcome of these suits, based on their current status, Fund management believes that they will not have a material effect on the Fund.

  Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and directors, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended October 31, 1994, all
Section 16(a) filing requirements applicable to that Fund's officers and directors, investment adviser and affiliated persons of the investment adviser were complied with.

                      2. SELECTION OF INDEPENDENT AUDITORS

  The members of each Fund's Board of Directors who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending October 31, 1995. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes. EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

  The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 75% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for Premium Income, in its initial public offering of Common Stock in July 1988 and its public offering of MuniPreferred in October 1988; for Performance Plus, in its initial public offering of Common Stock in June 1989 and its public offering of MuniPreferred in October 1989; for Municipal Advantage, in its initial public offering of Common Stock in December 1989 and its public offering of MuniPreferred in March 1990; for Municipal Market Opportunity, in its initial public offering of Common Stock in March 1990 and its public offering of MuniPreferred in May 1990; for Investment Quality, in its initial public offering of Common Stock in June 1990 and its public offering of MuniPreferred in September 1990; for Insured Quality, in its initial public offering of Common Stock in December 1990 and its public offering of MuniPreferred in March 1991; for Select Quality, in its initial public offering of Common Stock in March 1991 and its public offering of MuniPreferred in June 1991; and for Quality Income, in its initial public offering of Common Stock in June 1991 and its public offering of MuniPreferred in October 1991.

                             SHAREHOLDER PROPOSALS

  To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1996, a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 16, 1996.

                                    GENERAL

  Management does not intend to present and does not have reason to believe that others will present any other items of business at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

  Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       James J. Wesolowski
                                            Secretary




                                                                          NPI795

                                                                   PROXY BALLOT

NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.

COMMON STOCK
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 26, 1995

The undersigned hereby appoints Richard J. Franke, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Annual Meeting of Shareholders of Nuveen Performance Plus Municipal Fund, Inc. to be held on July 26, 1995, or any adjournment or adjournments thereof:

1. Election of Directors:
 NOMINEES: Lawrence H. Brown, Richard J. Franke, Anne E. Impellizzeri,
 Peter R. Sawers.
2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1995.
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

   You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                               SEE REVERSE SIDE                          NPP795

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:
                                 Please mark your votes as in this example. [X]
- -------------------------------------------------------------------------------

 1. ELECTION OF DIRECTORS:
    (SEE REVERSE FOR NOMINEES)

    [_] FOR             [_] WITHHOLD authority         [_] WITHHOLD authority to
        all nominees        to vote for all nominees       vote for nominees
                                                           indicated below:


                                                      -------------------------
 INSTRUCTIONS:
 TO GRANT AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX ON THE LEFT ABOVE OR DO NOT MARK ANY BOX ABOVE.
 TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX IN THE MIDDLE
 ABOVE.
 TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE OF THE NOMINEES, MARK THE BOX ON THE RIGHT ABOVE AND WRITE EACH NOMINEE'S NAME IN THE SPACE PROVIDED.

 2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1995.

                          FOR    AGAINST    ABSTAIN
                          [_]      [_]        [_]

 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
- -------------------------------------------------------------------------------
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.

       Please be sure to sign and date this Proxy.
- ---------------------------------------------------------

 Shareholder sign here ____________________ Date ________


 Co-owner sign here _______________________ Date ________

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

[_] BK NPI795                                      NPP795

                                                                   PROXY BALLOT

NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.

MONEY MARKET CUMULATIVE PREFERRED STOCK, SERIES M, T, W AND F
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 26, 1995

The undersigned hereby appoints Richard J. Franke, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the shares of Money Market Cumulative Preferred Stock, Series M, T, W and F, of the undersigned at the Annual Meeting of Shareholders of Nuveen Performance Plus Municipal Fund, Inc. to be held on July 26, 1995, or any adjournment or adjournments thereof:

1. Election of Directors:
 NOMINEES--BY ALL SHAREHOLDERS: Lawrence H. Brown, Richard J. Franke, Anne E.
        Impellizzeri, Peter R. Sawers.
 NOMINEES--BY HOLDERS OF MONEY MARKET CUMULATIVE PREFERRED STOCK ONLY:
        Margaret K. Rosenheim, Timothy R. Schwertfeger.
2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1995.
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

   You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                               SEE REVERSE SIDE                         NPP795P

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:
                                 Please mark your votes as in this example. [X]
- -------------------------------------------------------------------------------

 1. ELECTION OF DIRECTORS:
    (SEE REVERSE FOR NOMINEES)

    [_] FOR             [_] WITHHOLD authority         [_] WITHHOLD authority to
        all nominees        to vote for all nominees       vote for nominees
                                                           indicated below:


                                                      -------------------------
 INSTRUCTIONS:
 TO GRANT AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX ON THE LEFT ABOVE OR DO NOT MARK ANY BOX ABOVE.
 TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX IN THE MIDDLE
 ABOVE.
 TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE OF THE NOMINEES, MARK THE BOX ON THE RIGHT ABOVE AND WRITE EACH NOMINEE'S NAME IN THE SPACE PROVIDED.

 2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1995.

                          FOR    AGAINST    ABSTAIN
                          [_]      [_]        [_]

 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
- -------------------------------------------------------------------------------
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.

       Please be sure to sign and date this Proxy.
- ---------------------------------------------------------

 Shareholder sign here ____________________ Date ________


 Co-owner sign here _______________________ Date ________

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

[_] BK NPI795                                     NPP795P